SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2001
                                                  --------------


                         Cousins Properties Incorporated

             (Exact name of registrant as specified in its charter)


                                     Georgia

                 (State or other jurisdiction of incorporation)


                                     2-20111

                            (Commission File Number)

                                    58-086952

                      (IRS Employer Identification Number)

                2500 Windy Ridge Parkway, Atlanta, Georgia 30339

                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 955-2200
                                                           --------------


                                 Not applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         Cousins Properties Incorporated ("Cousins") and its representatives may make oral or written forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 (the "Reform Act")) from time to time. These statements are identified by words such as "expect", "anticipate", "should", and words of similar import. Cousins desires to invoke to the fullest extent possible the protections of the Reform Act and the judicially created "bespeaks caution" doctrine with respect to such statements. Accordingly, Cousins is filing this Form 8-K which sets forth certain factors that in some cases may have affected, and in the future could affect, Cousins' actual operating results and could cause such results to differ materially from those in such forward-looking statements. This list is not necessarily exhaustive, and numerous factors emerge periodically. There can be no assurance that this disclosure lists all material risks to Cousins at any specific point in time. Many of the important factors discussed below have been disclosed in Cousins' previous filings with the Securities and Exchange Commission. Cousins assumes no obligation to update any forward looking statements as a result of new information, subsequent events or other circumstances.

         The term "Company" includes, unless the context otherwise requires, Cousins, Cousins Real Estate Corporation and its subsidiaries ("CREC"), CREC II, Inc. and its subsidiaries ("CREC II") and direct subsidiaries of Cousins. The various risks outlined below also apply to joint ventures and partnerships in which the Company has interests.

I.   Company Strategy

     Cousins is a real estate investment trust. It and other component members of the Company focus on the development of commercial real estate with the goal of creating value and returns over extended periods of time that are, in general, superior to returns of real estate investment trusts that simply acquire completed properties. Other key elements of the strategy of the Company are as follows:

     - The Company is diversified by real estate product type and geographic market, pursuing the best opportunities presented at any given time. Current product types that the Company is involved in include commercial office buildings, retail shopping centers, medical office buildings and residential subdivision developments.

     - The Company seeks to limit its overall size in terms of market capitalization. This allows it to achieve stronger rates of growth from development than would be possible with a larger asset base. The process of limiting growth through property sales, debt financings and financing joint ventures also tends to provide recycled capital for use in future development activity, limiting the need to access equity markets.

     - The Company provides financing for its activities through the following:

         - A variable rate line of credit which is used primarily to finance the construction of new properties.

         -  Permanent   mortgage  debt  placed  on  completed   and   stabilized
         properties. - Property sales of stabilized properties. - Entering into financing joint ventures.

         - Construction financing, although this is used to a much lesser extent.

     - The Company uses joint ventures where there are strategic advantages to doing so. These strategic advantages may include partnering with a major tenant or partnering with the owner of the land upon which the project is to be built.

     The Company regards itself as entrepreneurial. The Company will modify its strategy significantly from time to time and without advance public notice.

II.  Risk Factors.
     ------------
     Set forth below are the risks we believe you should consider carefully in evaluating an investment in the Company's securities.

     Development

     The Company generally undertakes more commercial development activity for its size than other real estate investment trusts. Development is an inherently risky activity. Although the Company seeks to minimize risks from commercial development through various management controls and procedures, development risks cannot be eliminated. Some of the key factors affecting development of commercial property are as follows:

         - The availability of sufficient development opportunities. Absence of sufficient opportunities could result in the Company experiencing slower growth in value creation and slower growth in earnings and funds from operations per share. Development opportunities are dependent upon a wide variety of factors. From time to time, availability of these opportunities can be extremely volatile as a result of such factors, including economic conditions and product supply/demand characteristics in a particular market.

         - Predevelopment cost write-offs. The development process inherently requires that a large number of opportunities be pursued with only a few being developed and constructed. There can be significant costs incurred for predevelopment activity for projects that are abandoned. The Company has procedures and controls in place that are intended to minimize this risk, but it is likely that there will be predevelopment cost write-offs on an ongoing basis. The Company views these as an ordinary cost of business that has to be managed.

         - Project costs. Construction and leasing of a project involves a variety of costs that cannot always be identified at the beginning of a project. On occasion, costs will arise that have not been anticipated or actual costs will exceed estimated costs. These additional costs can be significant and could adversely impact the return on a project and the amount of value created from the development effort on the project.

         - Leasing risk. The success of a development project is dependent upon entering into leases with acceptable terms within the predefined lease-up period. Although the Company's policy is to achieve preleasing goals (which vary by market, product type and special situations) before committing to a project, it is likely that not all the space in a project is leased at the time the Company commits to the project. If such space is not leased on schedule and upon the expected terms and conditions, the yields, returns and value creation on the project could be adversely impacted. Whether or not tenants are willing to enter into leases on the terms and conditions acceptable to the Company and on the timetable expected by the Company will depend upon a large variety of factors, many of which are outside the control of the Company. Such factors may include general business conditions in the economy or in the tenants' or prospective tenants' industries, supply and demand conditions for space in the marketplace, level of competition in the marketplace and the like.

         - Governmental approvals. All necessary zoning, land-use, building, occupancy and other required governmental permits and authorization may not be obtained or may not be obtained on a timely basis resulting in possible delays, decreased profitability and increased management time and attention.

     Financing

     The Company finances its projects primarily through its line of credit, permanent mortgages and proceeds from the sale of assets and financing joint ventures. Each of these sources may be constrained from time to time because of market conditions, and interest rates may be unfavorable at any given point in time. Further comments on risk factors with respect to financing are as follows:

     - Line of credit. Terms and conditions available in the marketplace for lines of credit vary over time. There can be no assurance that the amount the Company needs pursuant to a line of credit will be available at any given time, or at all, or that the rates and fees charged by the lender will be acceptable to the Company. The Company's line of credit charges interest at a variable rate. Variable rate debt creates higher debt service requirements if market interest rates increase, which would adversely affect the Company's cash flow.

     - Mortgage financing. The availability of financing in the mortgage markets varies from time to time depending on various conditions, including the willingness of mortgage lenders and life insurance companies to lend at any given point in time. Interest rates may also be volatile and the Company may from time to time elect to not proceed with mortgage financing due to unfavorable interest rates. This could adversely affect the Company's ability to finance its developments. In addition, if a property is mortgaged to secure payment of indebtedness and the Company is unable to make the mortgage payments, the lender may foreclose, resulting in loss of income and asset value for the Company.

     - Property sales. Real estate markets tend to experience market cycles. Because of such cycles the potential terms and conditions of sales, including prices, may be unfavorable for extended periods of time. This could impair the ability of the Company to raise capital through property sales in order to fund its development projects or other cash needs.

     - Financing joint ventures. Financing joint ventures tend to be complex arrangements, and there are only a limited number of parties willing to undertake such investment structures. There is no guarantee that the Company will be able to undertake financing ventures at the times it needs capital.

     Although the Company believes that in most economic and market environments it will be able to obtain necessary capital for its operations from the foregoing financing activities, no assurances can be made that the capital it desires will be available. The Company has in the past obtained equity through the capital markets and may do so in the future, although it has no plans to do so as of the time of the filing of this Form 8-K. If necessary capital is not obtained when needed, the Company may not be able to develop and construct all the projects available to it, and such failure could result in a reduction in value creation by the Company, as well as a reduction in the future earnings and funds from operations per share and the growth rate of future earnings and funds from operations per share. Lack of financing could also result in an inability to repay maturing debt which could result in defaults and, potentially, loss of properties, as well as an inability to make distributions to shareholders. Unfavorable interest rates could adversely impact both the cost of projects (through capitalized interest) and current earnings and funds from operations.

     Property Operation and Ownership

     The ownership of commercial real estate involves a number of risks, some of which are identified below:

     - General. The Company's assets may not generate income sufficient to pay its expenses, service its debt and maintain its properties, and, as a result, it may not be able to make distributions to its stockholders. Several factors may adversely affect the economic performance and value of the Company's properties. These factors include among other things, changes in the national, regional and local economic climate, local conditions such as an oversupply of properties or a reduction in demand for properties, the attractiveness of the Company's properties to tenants, competition from other available properties, changes in market rental rates and the need to periodically repair, renovate and relet space. The Company's performance also depends on its ability to collect rent from tenants and to pay for adequate maintenance, insurance and other operating costs (including real estate taxes), which could increase over time. Also, the expenses of owning and operating a property are not necessarily reduced when circumstances such as market factors and competition cause a reduction in income from the property. If a property is mortgaged and the Company is unable to meet the mortgage payments, the lender could foreclose on the mortgage and take the property. In addition, interest rate levels, the availability of financing, changes in laws and governmental regulations (including those governing usage, zoning and taxes) and financial distress or bankruptcies of tenants may adversely affect the Company's financial condition.

     - Leasing risk. Operating revenues are dependent upon entering into leases with and collecting rents from tenants. National, regional and local economic conditions may adversely impact tenants and potential tenants in the various marketplaces in which projects are located, and accordingly, could affect their ability to continue to pay rents and possibly to occupy their space. Tenants do experience bankruptcies and pursuant to the various bankruptcy laws, leases may be rejected and thereby terminated. When leases expire, replacement tenants may or may not be available upon acceptable terms and conditions. As a result, the Company's distributable cash flow and its ability to make distributions to its stockholders would be adversely affected if a significant number of its tenants fail to pay their rent due to bankruptcy, weakened financial condition or otherwise.

     - Uninsured losses and condemnation losses. Casualties may occur that significantly damage an operating property and insurance proceeds may be materially less than the total losses from such casualties. Although the Company maintains casualty insurance, which policies it believes to be adequate and appropriate, some types of losses, such as lease and other contract claims generally are not insured. Certain types of insurance may not be available or may be available on terms that could result in large uninsured losses. The Company owns property in California and other locations where property is subject to damage from earthquake, as well as other natural catastrophes. The earthquake insurance market, in particular, tends to be volatile and the availability and pricing of insurance to cover losses from earthquakes may be unfavorable from time to time. In addition, deductibles tend to be large and earthquakes could result in a significant loss that is uninsured due to the high level of deductibles or damage in excess of levels of coverage. Property ownership also involves potential liability to third parties for such matters as personal injuries occurring on the property. Such losses may not be fully insured. In addition to uninsured losses, various governmental authorities may condemn all or parts of operating properties. Such condemnations could adversely affect the viability of such projects.

     - Environmental problems and costs. Federal, state and local laws and regulations relating to the protection of the environment may require a current or previous owner or operator of real estate to investigate and clean up hazardous or toxic substance or petroleum product releases at such property. The owner or operator may have to pay a governmental entity or third parties for property damage and for investigation and clean-up costs incurred by such parties in connection with the contamination. Such laws typically impose clean-up responsibility and liability without regard to whether the owner or operator knew of or caused the presence of the contaminants. Even if more than one person may have been responsible for the contamination, each person covered by the environmental laws may be held responsible for all of the clean-up costs incurred. In addition, third parties may sue the owner or operator of a site for damages and costs resulting from environmental contamination emanating from that site.

         The Company currently is not aware of any environmental liabilities at its locations that it believes would have a material adverse effect on its business, assets, financial condition or results of operations. Unidentified environmental liabilities could arise, however, and could have an adverse effect on the Company's financial conditions and performance.

     - Joint venture and partnership structure risks. The Company has interests in a number of joint ventures and partnerships and may in the future conduct its business through joint ventures and partnerships. Such structures involve participation by other parties whose interests and rights may not be the same as the Company's. For example, a partner or co-investor might have economic and/or other business interests or goals which are unlike or incompatible with business interests or goals of the Company and those partners or co-investors may be in a position to take action contrary to the interests of the Company. In addition, such partners or co-investors may become bankrupt and such proceedings could have an adverse impact on the operation of the partnership or joint venture. The rights of partners and co-investors could adversely impact both the operation and ownership of the underlying properties and the disposition of such underlying properties.

     - Regional concentration of properties. At the time of the filing of this Form 8-K, a large percentage of the Company's properties are located in Atlanta, Georgia. In the future there may be significant concentrations in Atlanta and/or other markets. If there is deterioration in any market in which the Company has significant holdings, the Company's interests could be adversely affected, including, without limitation, loss in value of properties, decreased cash flows and decreased abilities to make or maintain distributions to the Company's stockholders.

     Land Division

     The Company's land division develops residential subdivisions, primarily in metropolitan Atlanta, Georgia. This division also from time to time supervises sales of unimproved properties owned or controlled by the Company. Residential lot and home sales can be highly cyclical. Once a development is undertaken, no assurances can be given that the Company will be able to sell the various developed lots in a timely manner. Failure to sell such lots in a timely manner could result in significantly increased carrying costs and erosion or elimination of profit with respect to any development. In addition, actual construction and development costs with respect to subdivisions can exceed estimates for various reasons, including unknown site conditions. Subdivision lot sales and unimproved property sales generally arise and close fairly quickly and are, accordingly, difficult to predict with any precision. Any estimates of such sales may differ substantially from the actual results of such sales.

     Third Party Fee Business

     The Company engages in third party development, leasing, property management, asset management and property services. These are services rendered to unrelated third party property owners. Contracts for such services are generally short-term in nature and permit termination without extensive notice. Fees from such activity can be volatile due to unexpected terminations of such contracts. The timing of the generation of new contracts for services is very difficult to predict. As a result of the foregoing, any estimates of revenues from such businesses may prove to be materially different from actual results.

     Viability of New Opportunities

     The Company regards itself as entrepreneurial in nature. The Company seeks opportunities in various sectors of real estate and in various geographical areas and from time to time the Company undertakes such new opportunities, including new lines of business. Not all opportunities or lines of business prove to be profitable. The Company expects from time to time that some of its business ventures may have to be terminated because they do not meet expectations. Estimates and expectations with respect to new lines of business and opportunities may differ substantially from actual results.

     Key Personnel

     One of the Company's objectives is to develop and maintain a strong management group at all levels of the Company. At any given time the Company could lose the services of key executives and other employees. The loss of such services could have an adverse impact upon the operations, financial results and management of the Company.

     Stock Ownership Limitation

     The Articles of Incorporation of the Company impose limitations on the ownership of the stock of the Company. In general, except for certain individuals who owned stock at the time of adoption of these limitations, no shareholder may own more than 3.9% of the Company's common stock. The specific parameters of this limitation are contained in Article 11 of the Articles of Incorporation. The ownership limitation may have the effect of delaying, inhibiting or preventing a transaction or a change in control that might involve a premium price for the common shares or otherwise be in the best interest of the stockholders.

     Income Tax Matters

     Cousins intends to operate in a manner to qualify as a real estate investment trust ("REIT") for federal income tax purposes. However, no assurance can be given that it will qualify or remain qualified as a REIT. Qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code ("Code") for which there are only limited judicial or administrative interpretations. Certain facts and circumstances not entirely within the Company's control may affect its ability to qualify as a REIT. In addition, no assurance can be given that legislation, new regulations, administrative interpretations or court decisions will not adversely affect its qualifications as a REIT or the federal income tax consequences.

     If Cousins were to fail to qualify as a REIT, it would not be allowed a deduction for distributions to shareholders in computing its taxable income. In this case, it would be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Unless entitled to relief under certain Code provisions, it also would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost. As a result, the cash available for distribution to shareholders would be reduced for each of the years involved. Although Cousins currently intends to operate in a manner designed to qualify as a REIT it is possible that future economic, market, legal, tax or other considerations may cause the Board of Directors to revoke the REIT election.

     In order to qualify as a REIT, Cousins generally will be required each year to distribute to its shareholders at least 90% of its net taxable income (excluding any net capital gain). Cousins will be subject to a 4% nondeductible excise tax on the amount, if distributions paid are less than the sum of one of the following scenarios during a calendar year:

     -   85% of its ordinary income,
     - 95% of its capital gain net income for that year, or - 100% of its undistributed taxable income from prior years.

     Cousins intends to make distributions to its shareholders to comply with the 90% distribution requirement and to avoid the nondeductible excise tax. Differences in timing between taxable income and cash available for distribution could require Cousins to borrow funds on a short-term basis to meet the 90% distribution requirement and to avoid the nondeductible excise tax. Satisfying the distribution requirements may also make it more difficult to fund new development projects.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2001



                                    COUSINS PROPERTIES INCORPORATED



                                    By:
                                       ------------------------------------
                                       Tom G. Charlesworth
                                       Executive Vice President and
                                       Chief Investment Officer